UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2019

LIMESTONE BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LMST	The Nasdaq Capital Market

Item 5.03.                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2019, the Board of Directors of Limestone Bancorp, Inc. approved an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the series designations of the Company’s Non-Voting Non-Cumulative Perpetual Preferred Shares, Series E, and Non-Voting Non-Cumulative Perpetual Preferred Shares, Series F.  This amendment became effective on June 19, 2019 when Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation were filed with the Kentucky Secretary of State.  No Series E Preferred Shares or Series F Preferred Shares were issued or outstanding at the time of the amendment.  Shares previously designated as Series E Preferred Shares or Series F Preferred Shares have returned to the status of authorized but unissued Preferred Shares.

Item 5.07.                        Submission of Matters to a Vote of Securities Holders

On June 19, 2019, Limestone Bancorp, Inc. held its 2019 annual meeting of shareholders.  At the meeting, shareholders elected eight directors, approved a non-binding advisory vote on the compensation of the Company’s executives, and approved a proposal to ratify the appointment of the Company’s independent registered public accounting firm.

The votes cast on the three agenda items are set forth below:

1.  Election of Directors.

Director	For	Withheld	Broker non-votes

W. Glenn Hogan	3,421,087	279,714	1,989,866
Celia P. Catlett	3,632,475	68,329	1,989,866
Kevin J. Kooman	3,632,475	68,326	1,989,866
Michael T. Levy	3,408,599	292,202	1,989,866
James M. Parsons	3,421,066	279,735	1,989,866
Bradford T. Ray	3,408,054	292,747	1,989,866
Dr. Edmond J. Seifried	3,421,066	279,735	1,989,866
John T. Taylor	3,421,087	279,714	1,989,866

2.  Proposal to approve, in a non-binding advisory vote, the compensation of the Company’s executives.

For	Against	Abstain	Broker non-votes
3,680,032	8,880	13,888	1,987,866

3.  Proposal to ratify the appointment of the Company’s independent registered public accounting firm.

For	Against	Abstain	Broker non-votes
5,684,585	1,519	4,563	0

No other proposals were voted upon at the annual meeting.

On June 19, 2019, Limestone Bancorp issued a press release announcing the results of three items submitted to a vote of its shareholders at the Company’s 2019 annual meeting held earlier that day.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                        Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation of the Company as previously amended. Exhibit 3.1 to Form 10-Q filed August 2, 2018 is incorporated by reference.

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation of the Company dated June 19, 2019.

99.1	Press release issued June 19, 2019.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMESTONE BANCORP, INC.

Date: June 19, 2019	By:	/s/ Phillip W. Barnhouse
Chief Financial Officer

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